UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund, Inc.

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund, Inc.

ANNUAL REPORT

December 31, 2009

Matthew 25 Fund, Inc.

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

DECEMBER 31, 2009

Dear Matthew 25 Fund Shareholders,

Our Fund’s return for 2009 was a gain of 47.89%.  This completes our 14th year in operation.  A $10,000 investment in our Fund at the start of 1996 grew to $29,297 at year-end 2009.  This was a 7.98% average annual compounded return.

This past year should reconfirm how difficult it is to time the stock market on a short-term basis.  The S&P 500 Index was $903.25 on December 31, 2008.  By January 2009 this index closed at $825.88 and then continued downward until March 9, 2009 bottoming at $676.53.  Then the market surprisingly turned positive with gains in every month except October, providing a total return of 26.5% for the full year and an S&P 500 closing price of $1,115.10 on December 31, 2009.  One may think that this nine-month rally would have attracted new investing from the populace, but quite the contrary.  According to ICI (Investment Company Institute), $40 billion of net redemptions came out of domestic equity mutual funds in 2009 including withdrawals in the last four months of the year.  This marks the third straight year of more sales than buys totaling $239 billion of stocks sold and cash removed from U.S. stock funds.  This may surprise you, but the market’s action and the redemptions are positive indicators for where we might be in the longer term stock market cycle.  To help explain I will restate a quote that I have used before from a great investor, Sir John Templeton:

“Bull Markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria.”

Technically, a bull market occurs when the market has a 20% rally from its nadir.  This occurred on March 26, 2009.  It was recent enough that we can confidently say that this bull market was born on pessimism without the need of empirical or anecdotal evidence.  It is debatable as to whether or not we have even entered the skepticism stage, but the redemptions prove that we are still far from the optimism and maturity stage of a normal bull market cycle.

During the downturn I read a book on John Maynard Keynes titled “Keynes and the Market” by Justyn Walsh.   My intent was to gain some insight on the government policies during the Great Depression since Keynes was the most influential economist during that period through World War II.  Though the book addressed the economic policies of that period, it was more focused on Keynes transformation as an investor.  Prior to the market crash of 1929, Keynes

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2009

was an active trader with middling success.  The turmoil transformed him into a long-term investor with considerable proficiency.  This makes him the rarest of sorts that is a self-made millionaire economist.  He achieved this by investing contrary to his economist’s inclinations.  The author, Justyn Walsh, gleaned Keynes’ Six Investment Rules from his personal letters as follows:

1.

Focus on estimated intrinsic value of a stock – as represented by the projected earnings of the particular security – rather than attempt to divine market trends.

2.

Ensure that a sufficiently large margin of safety – the difference between a stock’s assessed intrinsic value and price – exists in respect of purchased stocks.

3.

Apply independent judgment in valuing stocks which may often imply a contrarian investment policy.

4.

Limit transaction costs and ignore the distractions of constant price quotation by maintaining a steadfast holding of stocks.

5.

Practice a policy of portfolio concentration by committing relatively large sums of capital to stock market “stunners.”

6.

Maintain the appropriate temperament by balancing “equanimity and patience” with the ability to act decisively.

These rules were formed through self examination by a brilliant mind over 50 to 75 years ago.  These guidelines are basically the same principles that I try to apply to our Matthew 25 Fund’s Portfolio. (See The Fund’s Investment Strategy in our prospectus.) Keynes reconfirmed what I had concluded after studying other great investors as to the best way to create wealth over the long haul.

A few of our fund’s investments would qualify as what Keynes would consider potential market “stunners” and I will focus on three.  These happen to be three of our larger holdings and I believe offer more clarity in their valuation and business potential at this point in the economic cycle.  Some of our other holdings such as Abington Bank, Brandywine Realty, NYSE Euronext and Penn Millers have attractive price to value discounts but are not yet as clear in their business potential.  While some of our other investments have tremendous business opportunity, their valuations are not easily readable at this time because of their depressed earnings.  These stocks would include Caterpillar, El Paso, East West Bancorp, KKR, Kansas City Southern, Polaris, Stryker and UPS.  The three that I would like to delve into are Apple, Cabela’s and Goldman Sachs.

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2009

Apple Inc. (AAPL) is a remarkable company that is in the center of a powerful information revolution.  It is run by one of the greatest business leaders of the past 50 years, Steve Jobs.  He is a visionary and a rational manager.  Apple has remade the music industry with its iPod, makes the world’s best smart phone with its iPhone, may be about to dominate the publishing world with its nascent iPad and is gaining market share with its outstanding Mac computers.  I thought that we were given a rare buying opportunity to own Apple during the last bear market and it made sense because nearly every stock was sold to irrational price to value levels.  My one concern was that Apple would rally to overvaluation too quickly and that I would be forced to sell our position.  This would be profitable but could potentially leave future gains on the table due to Apple’s vast growth potential.  However, as I write this letter I have actually purchased additional shares of Apple due to a recent pullback bringing the price further below fair value.

If you believe in market efficiencies at all times, then your thoughts may be that Apple is so well known that its stock price should be fully valued and even overvalued due to the popularity of its products.  At the time of this letter Apple’s stock sold for $192.06.  It had cash and investments net of all liabilities of $34.32 per share.  If you remove the cash the adjusted price is $157.74.  First Call’s consensus estimates from 12 brokers are for Earnings per Share (EPS) in 2010 of $11.24 and for 2011 of $13.15.  The estimated 5 year growth rate is for a 17% average per year.  Therefore, the Price to Earnings Ratio (PE) on AAPL’s adjusted price is 14 for this year and 12 for next year.  These are PE’s with nice margins of safety for an exceptional company.  Another way to look at AAPL is estimated future value and potential rates of return.  Take this year’s earnings and grow it at 17% compounded for four years.  Earnings in 2014 could be $21.06.  Give the stock a PE of 17.5 and add back its current cash (not even increasing its cash) and you get a reasonable estimated price in four years of $403.  This would be over a 20% annual rate of return from its current price.  Only time will tell how Apple’s business and its stock will perform, but you can see the potential for a market stunner.

Cabela’s (CAB) is a major presence in the selling of products used in hunting, fishing, camping and other outdoor activities.  It has thirty impressive retail stores with three new stores opening shortly.  Cabela’s is also the world’s leading catalog and internet distributor of outdoor merchandise.  CAB has an effective, multi-channel, retail business model that generated over $2.5 billion in sales in 2008.  It is very difficult for a retailer to develop brand recognition, but CAB has come very close to achieving such customer loyalty.

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2009

EBITDA or total pre-tax cash flow in 2008 was $212.6 million (m).  This figure should be larger in 2009 since sales and profits were higher in the first nine months of 2009.  In the third quarter Net Long-term Debt was $48.7m, but typically this debt figure will go down in the fourth quarter because of the holiday sales.  However, using this debt figure the total value of CAB, or Enterprise Value, was just over $1billion or 4.74 times EBITDA.  This is extremely cheap with fair price at 7.5 to 9 times EBITDA or $23 to $27.74 per share, and private value would be around 10 times or $30.90 per share.  This valuation is for a stock that appreciated 144% last year.  Yet it is still undervalued and analysts’ estimates, according to First Call, are for 12% average growth rate per year for the next five years.  This is a top-notch business with great long-term growth potential and a stock price that is worth more.  This combination offers above average return potential according to my research and possibly much above average.

Goldman Sachs (GS) is the company the media loves to hate.  It is an exceptional company.  GS is a financial company that earned money before, during and after the second worst credit crisis in one hundred years.  This tumult destroyed or severely damaged many of its largest competitors, such as Lehman, Bear Stearns and Merrill Lynch.  This should be a tremendous advantage for GS over the next several years.  GS had received $10billion (b) in TARP money from the U.S.  It paid this $10b back in less than eight months along with a profit of $1.42b to our country.  This is a return of 23% annualized.  In spite of this cost the company earned $13.39b for 2009.  Lately, GS has been vilified for its compensation package.  Yet the top thirty executives are receiving their bonuses in stock that cannot be sold for five years.  They may be taking this action to deflect some of the criticism, but it may also be that they are smart people who see the stock as undervalued with a bright future and worth more than cash.

GS earned $22.13 on a fully diluted basis in 2009.  This was a 22.5% Return on Equity (ROE).  Book value at year end was $117.48 per share.  As I wrote this letter GS stock sold for $148.72.  Assuming that GS can grow its book value at 15% per year over the next four years, then its book would become $205.47 by the end of 2013.  At a 15% ROE in 2013 then EPS in that year would be $30.82.  These are very good returns but well within GS’ capacity.  In fact, in last year’s fourth quarter EPS was $8.20 which would be annualized at $32.80.  This makes the EPS of $30.82 in 2013 very achievable.  If we ascribe a 12.5 PE ratio to these future earnings, then we get a four year estimated price of $385.26.  When you include the current dividend, the average

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2009

compounded rate of return is 27.74% per year.  This is an excellent rate of return based on very achievable estimates.  Time will tell, but hopefully you can see the potential for a Keynesian “stunner.”

Thank you for your time in reading this letter and the accompanying financial statements.  Please call me at 1-888-M25-FUND if you need clarification on our Annual Report.  Congratulations to you who have weathered the financial storms of the past few years.  On behalf of everyone associated with the Matthew 25 Fund, we are grateful to work for you!

Good fortune,

Mark Mulholland

President

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2009

	Annual	Annual	Annual	Annual	Annual	Annual	Annual
	Return	Return	Return	Return	Return	Return	Return
	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Matthew 25 Fund	18.68%	39.65%	25.93%	1.08%	3.62%	10.69%	(1.67)%
Russell 3000 Index	21.82%	31.78%	24.14%	20.90%	(7.46)%	(11.46)%	(21.54)%

	Annual	Annual	Annual	Annual	Annual	Annual	Annual
	Return	Return	Return	Return	Return	Return	Return
	12/31/03	12/31/04	12/31/05	12/31/06	12/31/07	12/31/08	12/31/09
Matthew 25 Fund	32.12%	20.05%	5.07%	3.79%	(19.18)%	(40.44)%	47.89%
Russell 3000 Index	31.06%	11.95%	6.12%	15.71%	5.14%	(37.31)%	28.34%

	One Year	Three Year	Five Year	Ten Year	Fourteen Year
	12/31/08 - 12/31/09	12/31/06 - 12/31/09	12/31/04 - 12/31/09	12/31/99 - 12/31/09	12/31/95 - 12/31/09
Matthew 25 Fund	47.89%	(10.71)%	(4.94)%	3.34%	7.98%
Russell 3000 Index	28.34%	(5.42)%	0.76%	(0.20)%	6.33%

PERFORMANCE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2009

The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 12/31/09.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2009 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	13.61%
Cabelas, Inc.	8.04%
Goldman Sachs Group, Inc.	7.93%
Polaris Industries, Inc.	7.48%
Kansas City Southern	7.43%
East West Bancorp	6.66%
Berkshire Hathaway, Class A	5.82%
J.M. Smucker Co.	5.43%
Stryker Corp.	5.21%
El Paso Corporation	4.85%
72.46%

Asset Allocation	(% of Net Assets)

Electronic Computers	13.61%
Security Brokers, Dealers & Exchanges	12.24%
Shopping Goods Store	8.04%
Transportation Equipment	7.48%
Railroads, Line-Haul Operations	7.43%
Fire, Marine & Casualty Insurance	7.37%
State Commercial Banks	6.66%
Canned Fruits, Veg & Preserves, Jams & Jellies	5.43%
Surgical & Medical Instruments & Apparatus	5.21%
Gas Production & Distribution	4.85%
Construction Machinery & Equipment	4.35%
Computer Programming & Data Processing	3.79%
Real Estate Investment Trusts	3.75%
Trucking & Courier Services	3.71%
Savings Institution	2.95%
Limited Partnership	2.80%
Other Assets less Liabilities	0.33%
100.00%

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Canned Fruits, Veg & Preserves, Jams & Jellies
37,500	J.M. Smucker Co.	$1,728,595	$2,315,625	5.43%

Computer Programming & Data Processing
2,600	Google, Inc. *	847,181	1,611,948	3.79%

Construction Machinery & Equipment
32,500	Caterpillar, Inc.	1,132,895	1,852,175	4.35%

Electronic Computers
27,500	Apple, Inc. *	3,365,832	5,795,075	13.61%

Fire, Marine & Casualty Insurance
25	Berkshire Hathaway Class A *	1,319,909	2,480,000	5.82%
60,000	Penn Millers Holding Corp. *	610,070	660,000	1.55%
		1,929,979	3,140,000	7.37%

Gas Production & Distribution
210,000	El Paso Corporation	1,441,330	2,064,300	4.85%

Railroads, Line-Haul Operations
95,000	Kansas City Southern *	1,401,800	3,162,550	7.43%

Real Estate Investment Trusts
140,000	Brandywine Realty Trust	1,185,353	1,596,000	3.75%

Savings Institution
182,500	Abington Community Bancorp	1,313,448	1,257,425	2.95%

Security Brokers, Dealers & Exchanges
20,000	Goldman Sachs Group, Inc.	2,410,505	3,376,800	7.93%
72,500	NYSE Euronext, Inc.	1,756,577	1,834,250	4.31%
		4,167,082	5,211,050	12.24%

* Non-Income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2009

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

Shopping Goods Store
240,000	Cabelas, Inc. *	3,099,585	3,422,400	8.04%

State Commercial Banks
50,000	East West Bancorp, Inc.	323,809	790,000	1.85%

Surgical & Medical Instruments & Apparatus
44,000	Stryker Corp.	1,725,585	2,216,280	5.21%

Transportation Equipment
73,000	Polaris Industries, Inc.	1,115,530	3,184,990	7.48%

Trucking & Courier Services
27,500	United Parcel Service	1,683,010	1,577,675	3.71%

Total Common Stocks		26,461,014	39,197,493	92.06%

LIMITED PARTNERSHIPS
140,000	KKR Private Equity Inv., L.P.	1,489,129	1,190,000	2.80%

PREFERRED STOCKS
1,600	East West Bancorp, Inc.	1,188,480	2,048,000	4.81%

	Total Investments	29,138,623	42,435,493	99.67%

	Other Assets in Excess of Liabilities	138,468	138,468	0.33%

	Net Assets	$29,277,091	$42,573,961	100.00%

* Non-Income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2009

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund   has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 39,197,493	$ 0	$ 0	$ 39,197,493
Limited Partnership	1,190,000	0	0	1,190,000
Preferred Stock	0	2,048,000	0	2,048,000
	$ 40,387,493	$ 2,048,000	$ 0	$ 42,435,493

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

Assets
Investment in securities at market value (cost $29,138,623)	$ 42,435,493

Cash	37,005
Receivables:
Securities sold	134,001
Fund shares purchased	6,655
Dividends	8,700
Total Assets	42,621,854

Liabilities
Payables:
Securities purchased	44,300
Fund shares redeemed	1,103
Accrued expenses	2,490
Total Liabilities	47,893

Net Assets (Equivalent to $11.83 per share based on 3,597,324)	$ 42,573,961
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $11.83 x 0.98 = 11.59 (Note 6)

Composition of Net Assets
Shares of common stock	$ 35,973
Additional paid-in capital	38,221,033
Net unrealized appreciation of investments	13,296,870
Net realized loss on investments	(8,979,915)

Net Assets	$ 42,573,961

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

For the year ended DECEMBER 31, 2009

Investment Income
Dividends (net of $312 foreign tax withheld)	$ 751,632
Interest	54
Other income	111,749
Total Investment Income	863,435

Expenses
Management fees (Note 3)	347,107
Professional fees	13,348
Insurance	12,693
Office expenses	12,637
Transfer agent fees	8,526
Registration and compliance	6,631
Custodian fees	6,327
Postage and printing	5,868
Bank fees	5,599
Directors' fees and expenses	4,872
Shareholder reporting	4,313
Telephone expense	2,475
IRA expense	2,241
State & Local Taxes	935
Total Expenses	433,572

Net Investment Income	429,863

Realized and Unrealized Gain (Loss) from Investments
Net realized loss from investments	(2,841,605)
Net change in unrealized appreciation of investments	16,630,136
Net realized and unrealized gain from investments	13,788,531

Net increase in net assets resulting from operations	$ 14,218,394

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/09	12/31/08
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 429,863	$ 715,360
Net realized gain (loss) from investments	(2,841,605)	(6,138,310)
Unrealized appreciation (depreciation) on investments	16,630,136	(18,342,196)
Net increase (decrease) in assets resulting from operations	14,218,394	(23,765,146)

Distributions to Shareholders
From net investment income	(429,863)	(715,360)
From realized gains	-	-
Total distributions	(429,863)	(715,360)

Capital Share Transactions (Note 5)	(2,601,116)	(11,693,201)

Total Increase (Decrease) in Net Assets	11,187,415	(36,173,707)

Net Assets at Beginning of Period	31,386,546	67,560,253

Net Assets at End of Period (includes undistributed net investment income of $0 and $0, respectively)	$42,573,961	$31,386,546

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS & RELATED RATIOS/SUPPLEMENTAL DATA

Selected data for a share outstanding
throughout the period:	For the Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
Net Asset Value -
Beginning of Period	$ 8.08	$ 13.89	$ 18.29	$ 17.88	$ 17.22
Net Investment Income (1)	0.12	0.16	0.07	0.24	0.05
Net Gains or (Losses) on investments
(realized and unrealized)	3.75	(5.79)	(3.39)	0.44	0.82
Total from Investment Operations	3.87	(5.63)	(3.32)	0.68	0.87

Less Distributions
From net investment income	(0.12)	(0.18)	(0.08)	(0.25)	(0.05)
From realized gains	0.00	0.00	(1.00)	(0.02)	(0.16)
Total Distributions	(0.12)	(0.18)	(1.08)	(0.27)	(0.21)

Net Asset Value -
End of Period	$ 11.83	$ 8.08	$ 13.89	$ 18.29	$ 17.88

Total Return (2)	47.89%	(40.44)%	(19.18)%	3.79%	5.07%

Net Assets - End of Period (000's omitted)	$42,574	$31,387	$67,560	$101,728	$108,943

Ratio of Expenses to Average Net Assets	1.25%	1.24%	1.17%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets	1.24%	2.60%	0.37%	1.35%	0.33%

Portfolio Turnover Rate	34.36%	73.21%	18.86%	28.54%	19.48%

(1) Per share net investment income has been determined on the average number of shares outstanding during the period
(2) Total return assumes reinvestment of dividends

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

NOTE 2 - Summary of Significant Accounting Policies

Codification

The Financial Accounting Standards Board (“FASB”) has issued FASB ASC 105 (formerly FASB Statement No. 168), the “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following is a summary of the significant accounting policies followed by the Fund.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

Security Valuations

Equity securities are valued by using market quotations.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued at its last bid price.  When market quotations are not readily available, or when the Advisor determines that the market quotation does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities may be valued as determined in good faith by the Board of Directors.  The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fair Valuation

The investment in 1,600 shares of EastWest Bancorp Preferreds has been valued at bid price when the stock does not trade.

The Fund adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires  enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund did not invest in derivative instruments during the year ended December 31, 2009.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.  Management has evaluated subsequent events through February ___, 2010, the date the financial statements were issued.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

NOTE 3 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the average daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

The management fee for 2009, as computed pursuant to the investment advisory agreement, totaled $347,107.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a broker at Boenning & Scattergood Inc.  During the period ended December 31, 2009, the Fund paid brokerage commissions of $0 to Boenning & Scattergood Inc.  of which Mr. Mulholland received compensation totaling $0.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 4 - Investments

For the period ended December 31, 2009, purchases and sales of investment securities other than short-term investments aggregated $11,676,960 and $13,794,226 respectively.

NOTE 5 - Capital Share Transactions

As of December 31, 2009 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $38,257,006. Transactions in capital stock were as follows:

	Year End December 31, 2009		Year End December 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	217,719	$ 2,157,574	142,384	$ 1,685,714
Shares issued in reinvestment of dividends	33,445	397,326	84,550	653,574
Shares redeemed	(536,600)	(5,156,016)	(1,207,202)	(14,032,489)
Net Decrease	(285,436)	$ (2,601,116)	(980,268)	$ (11,693,201)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

NOTE 6 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the period ended December 31, 2009 the Fund received $2,923 in redemption fees that was reclassified to paid-in capital.

NOTE 7 – Tax Matters

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.  As of December 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities were as follows:

Undistributed ordinary income

$               -

Capital loss carryforwards expiring:

12/31/2016

 $(6,138,310)

12/31/2017

  (2,841,605)

Accumulated realized losses

$(8,979,915)

Gross unrealized appreciation on investments

$13,757,357

Gross unrealized depreciation on investments

     (460,487)

   Net unrealized appreciation on investments

$13,296,870

Cost of investments

$29,138,623

The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2009

The tax character of distributions paid during the years ended December 31, 2009 and 2008 are as follows:

      2009

      2008

      Ordinary income

$  429,863

$  715,360

      Long-term capital gain

$              -

$              -

NOTE 8 - Lease Commitments

The Fund leases office space under a lease that expires April of 2010.  Rent expense was $10,087 for the period ended December 31, 2009.  Minimum lease payments over the course of the term of the lease are as follows:

  2010

$2,800

EXPENSE EXAMPLE

DECEMBER 31, 2009 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors.  This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2009 to
	July 1, 2009	December 31, 2009	December 31, 2009
Actual	$1,000.00	$1,323.37	$7.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

AUDITOR’S OPINION

DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Matthew 25 Fund, Inc.

Jenkintown, Pennsylvania

We have audited the accompanying statement of assets and liabilities of Matthew 25 Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matthew 25 Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 16, 2010

ADDITIONAL INFORMATION

DECEMBER 31, 2009 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.   The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 20, 2009, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Directors considered, among other things, the following information regarding the Investment Advisor.

Nature, Extent and Quality of Services Provided by the Investment Advisor

The Directors reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement.  This includes portfolio management, supervision of Fund operations and compliance and regulatory matters.

Investment Performance

The Directors reviewed the performance of the Fund, as compared to other mutual funds and market benchmarks.  This review focused on the long-term performance of the Fund.

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2009 (UNAUDITED)

Cost of Services to the Fund and Profitability of Advisor

The Directors considered the Fund's management fee and total expense ratio relative to industry averages. The Directors determined that the Advisor is operating profitably, is viable and should remain as an ongoing entity.

Economies of Scale

The Directors considered information regarding economies of scale with respect to the management of the Fund.

Conclusions

Based on the above review and discussions, the Directors concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

BOARD OF DIRECTORS INFORMATION

DECEMBER 31, 2009 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-M25-FUND.  Each Director may be contacted by writing to the Director c/o Matthew 25 Fund, P.O. Box 2479 Jenkintown, PA  19046.

Name and Age	Position with Fund	Term of Office and Length of Time Served	Principle Occupation During Last Five Years	Other Directorships

INDEPENDENT DIRECTORS
Philip J. Cinelli, D.O. Age 49	Director	1 year with election held annually. He has been a Director since 1996.	Physician in Family Practice	None
Samuel B. Clement Age 51	Director	1 year with election held annually. He has been a Director since 1996.	Stockbroker with Securities of America	None
Linda Guendelsberger Age 49	Director Secretary of Fund	1 year with election held annually. She has been a Director since 1996.	CPA and Shareholder with Fishbein & Co.	None
Scott Satell Age 46	Director	1 year with election held annually. He has been a Director since 1996.	Manufacturer's Representative with BPI Ltd.	None
INTERESTED DIRECTORS
Steven D. Buck, Esq. Age 49	Director	1 year with election held annually. He has been a Director since 1996.	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 50	Director President of Fund	1 year with election held annually. He has been a Director since 1996.	President of Matthew 25 Fund, President of Matthew 25 Management Corp., Stockbroker with Boenning & Scattergood	None

Mr. Buck and Mr. Mulholland are Directors of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Directors acts as the audit committee.  The Board of Directors has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" director, and Ms. Guendelsberger is an "independent" director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                       12/31/2009        12/31/2008

Audit Fees             $ 12,000          $  12,000

Audit-Related Fees     $      0          $       0

Tax Fees               $      0          $       0

All Other Fees         $      0          $       0

Each year, the registrant's Board of Directors recommend a principal accountant to perform audit services for the registrant.  At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

(a)(1)  EX-99.CODE ETH.  Not applicable.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 2/19/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 2/19/10